                                 PROMISSORY NOTE

$990,000.00                                                   May 6, 2002
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, Langer, Inc., a New York corporation (the "Maker"), promises to pay to the order of Benefoot, Inc. a New York corporation (the "Payee"), or its successors, at Payee's offices at c/o Trachtenberg & Pauker, LLP, 100 Crossways Park West, Woodbury, NY 11797, Attn. Martin Pauker or at such other place as Payee may jointly designate from time to time in writing, the amount of Nine Hundred and Ninety Thousand and 00/100 Dollars ($990,000.00) (the "Principal Amount") in immediately available funds, together with interest thereon, as set forth below. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in that certain Asset Purchase Agreement, dated the date hereof, by and among the Maker, the Payee, Benefoot Professional Products, Inc., GoodFoot Acquisition Corp. ("Acquisition Co."), Jason Kraus, and Paul Langer (the "Purchase Agreement").

         The Maker shall pay interest on the unpaid portion of the Principal Amount outstanding from time to time at an interest rate equal to four percent (4.00%) per annum (the "Interest Rate"), computed on the basis of a 360-day year, from (and including) the date hereof until all of the Principal Amount is repaid in full. Interest shall be payable on a quarterly basis in arrears on the last day of each calendar quarter. Five Hundred and Fifty Thousand and 00/100 ($550,000) Dollars of the Principal Amount shall be paid on the first anniversary of the date hereof, and the balance of the Principal Amount, together with accrued but unpaid interest thereon, if any, shall be paid on the second anniversary of the date hereof.

         All payments shall be made with lawful money of the United States. The Maker shall pay the Principal Amount and interest thereon (i) by check, which the Maker shall make payable to the Payee and deliver to the address set forth above or (ii) by wire, to a wire address specified in writing by the Payee to the Maker or, if applicable, to such other person and/or address as most recently given in a notice to the Maker as provided herein.

         THIS NOTE IS THE PROMISSORY NOTE REFERRED TO (AND DEFINED) IN THE PURCHASE AGREEMENT. PAYMENT OF THE PRINCIPAL AMOUNT (AND INTEREST THEREON) SHALL BE SUBJECT TO THE MAKER'S SET-OFF RIGHTS PURSUANT TO SECTION 2.6(D) AND SECTION 5.3(E) OF THE PURCHASE AGREEMENT. IN THE EVENT OF SUCH A SET-OFF, THE PRINCIPAL AMOUNT SHALL BE DEEMED IMMEDIATELY REDUCED BY THE AMOUNT OF SUCH SET-OFF AND NO FURTHER INTEREST SHALL ACCRUE WITH RESPECT TO SUCH PORTION OF THE PRINCIPAL AMOUNT. IF IT IS DETERMINED IN ACCORDANCE WITH SECTION 5.3(E) OF THE PURCHASE AGREEMENT THAT THE MAKER OR THE PURCHASER WAS NOT ENTITLED TO INDEMNIFICATION WITH RESPECT TO ANY AMOUNT THE MAKER SET-OFF HEREUNDER (THE "SET-OFF AMOUNT"), THE SET-OFF AMOUNT SHALL BEAR INTEREST FROM THE DATE OF SET-OFF UNTIL THE SET-OFF AMOUNT IS PAID IN FULL, AT A PER ANNUM RATE OF INTEREST WHICH SHALL EQUAL (10%) PERCENT. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT SUCH INTEREST RATE PROVIDED WOULD EXCEED THE MAXIMUM INTEREST RATE PERMITTED BY LAW, THE INTEREST RATE ON THIS NOTE SHALL BE SUCH MAXIMUM INTEREST RATE.

         Each of the following shall constitute a default ("Default") under this
Note: (a) any failure of the Maker to make any payments of principal or interest hereunder when due and any such failure continues for more than five (5) business days after the receipt of written notice to the Maker of any such failure (which notice shall be given in accordance with the notice provisions of the Purchase Agreement); (b) the Maker liquidates, dissolves or otherwise ceases to operate as a going concern; or (c) any petition shall be filed or any case commenced by or against the Maker under any law respecting bankruptcy, insolvency, fraudulent conveyance or relief of debtors and, if instituted against the Maker, shall not be dismissed within sixty (60) days after such institution, or the Maker shall otherwise take advantage of any such law.

In the event of a Default, this Note shall bear interest on the outstanding Principal Amount and accrued and unpaid interest, from the date of such Default, until such time as such Default is cured or this Note is paid in full, at a per annum rate of interest which shall equal ten (10%) percent. Notwithstanding the foregoing, in the event that such interest rate provided would exceed the maximum interest rate permitted by law, the interest rate on this Note shall be such maximum interest rate. Upon the occurrence of a Default, the entire unpaid balance of the Principal Amount shall become immediately due and payable, together with all accrued and unpaid interest.

         The Payee, in its sole discretion, may proceed to exercise or enforce any right, power, privilege, remedy or interest that the Payee may have under this Note or applicable law at law, in equity, in rem or in any other forum available under applicable law; without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that the Payee may have against the Maker or any other person. The Payee may institute one or more proceedings (which may be separate proceedings) with respect to this Note in such order and at such times as the Payee may elect in its sole discretion.

         This Note shall be subject to the exclusive jurisdiction of the courts of New York County, New York. A Default hereunder shall be deemed to be a default occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York, and the Maker and Payee, for themselves and their successors, irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of New York for the purpose of enforcing the terms of this Note or the transactions contemplated hereby. The Maker and the Payee irrevocably waive (for themselves and their successors), to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or any judgment entered by any court located in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in New York County, New York has been brought in an inconvenient forum.

         The Maker shall have the right to prepay this Note, in whole or in part, at any time or from time to time, without premium or penalty but with interest accrued and unpaid to the date of prepayment.

         The Maker hereby waives presentment for payment, notice of dishonor, protest and notice of protest to the fullest extent permitted by law and all rights to plead any statute of limitations as defense to any action hereunder. No delay on the part of the Payee hereof in exercising any rights hereunder shall operate as a waiver of such rights.

         No modification, amendment or waiver of any provision of this Note, nor consent to any departure by the Maker therefrom shall in any event be effective unless the same shall be in writing and signed by the Payee hereof and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. This Note shall not be assignable by the Maker or Payee, except that the Maker agrees that (i) the Payee may assign this Note to
(a) its stockholders ("Stockholders") or (b) any trust, the sole beneficiary of which is the Payee and (ii) if this Note is assigned to a Stockholder, such Stockholder may assign this Note to: (a) his or her "immediate family members" (as defined herein), (b) any trust, the sole beneficiaries of which are such Stockholder's immediate family members or (c) the personal representative, custodian or conservator in the case of the death, bankruptcy or adjudication of incompetency of a Stockholder (each person or entity set forth in clause (i) or (ii), a "Permitted Transferee"); provided that any such Permitted Transferee shall execute and deliver to the Maker an agreement to be subject to the terms of this Note to the same extent as if the Permitted Transferee were an original holder of this Note. For the purposes of this paragraph, the term "immediate family members" shall mean the spouse, father, mother, or children of the Stockholder.

         This Note shall be binding upon the successors and assigns of the Maker. No notice to or demand on the Maker in any case shall entitle the Maker to any other or further notice or demand in the same, similar or other circumstances.

         In case any one or more provisions contained in this Note shall be invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         This Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of laws provisions thereof.

                                  LANGER, INC.


                                  By:  /s/ Andrew H. Meyers
                                       --------------------
                                           Name:  Andrew H. Meyers
                                           Title: President




                                       3